As of July 31, 1999


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, Texas 75225

     Re: Modification of an existing $70,000,000.00 guidance line from Guaranty Federal Bank, F.S.B. ("Lender") to Legacy/Monterey Homes L.P., an Arizona corporation ("Borrower"); such loan and other indebtedness being guaranteed by Meritage Corporation, a Maryland corporation, MTH-Texas GP, Inc., an Arizona corporation and MTH-Texas LP, Inc., an Arizona corporation (collectively referred to as "Guarantor")

Gentlemen:

     Reference is made to that certain Master Loan Agreement dated as of January 31, 1993 (and all amendments thereto, if any) (the "Loan Agreement") between Lender and Borrower governing a $70,000,000.00 loan (as increased) (the "Loan") for the acquisition and/or refinancing of residential lots located in certain counties in the State of Texas as described therein, and the construction of single-family residences thereon. Unless otherwise expressly defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Loan Agreement. As used in this letter agreement, the term "Loan Instruments" shall mean and include (i) the "Loan instruments" as defined in the Loan Agreement, (ii) the Fourth Modification Agreement dated as of even date herewith, executed by and between the parties hereto, and (iii) this letter agreement and all other documents executed in conjunction herewith (and all amendments thereto, if any).

     Borrower and Lender desire to increase the Loan Amount to the stated principal amount of $80,000,000.00 and to amend and modify certain terms and provisions of the Loan and the Loan Instruments as follows:

     1.  The  Loan   Amount  is  hereby   increased   from   $70,000,000.00   to
$80,000,000.00. All references in the Loan Instruments to the amount of $70,000,000.00 are hereby increased to $80,000,000.00.

     2. The stated maturity date of the Note is hereby extended to and including July 31, 2000, when the entire unpaid principal balance of the Note, together with all accrued and unpaid interest shall be due and payable; provided, however, such date may be extended as set forth in Paragraph 9 of the Loan Agreement (as amended hereby).

Guaranty Federal Bank, F.S.B.
As of July 31, 1999
Page 2


     3.  Exhibit A to the Loan  Agreement  is hereby  modified by deleting  such exhibit in its entirety and replacing it with Exhibit A attached hereto.

     4. All Loan Instruments hereby are amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as modified hereby, all the terms, provisions and conditions of the Loan Instruments shall remain in full force and effect.

     5. This letter agreement constitutes the "Letter Agreement" referred to in the Fourth Modification Agreement of even date herewith executed by and between the parties hereto.

     6. The terms and provisions of this letter agreement may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

     7. Each Guarantor by its execution hereof agree to the amendments and modifications to the Loan Instruments set forth herein and in the prior amendments and modifications to the Loan Instruments and agree that all of such modifications do not and will not waive, release or in any manner modify either Guarantor's obligations and liabilities under and pursuant to the Guaranty.

             (The balance of this page is intentionally left blank.)

Guaranty Federal Bank, F.S.B.
As of July 31, 1999
Page 3


     If this letter agreement correctly sets forth our understanding of the subject matter contained herein, please indicate this by executing this letter agreement in the space furnished below and then return a fully-executed copy to the undersigned.

                                        Very truly yours,

                                        BORROWER:

                                        LEGACY/MONTEREY HOMES L.P.,
                                        an Arizona limited partnership

                                        BY:  MTH-TEXAS GP, INC.,
                                             an Arizona corporation,
                                             General Partner


                                             By: /s/ Rick Morgan
                                                 -------------------------------
                                                 Name: Rick Morgan
                                                 Title: Vice President

Guaranty Federal Bank, F.S.B.
As of July 31, 1999
Page 4


                                        GUARANTOR:

                                        MERITAGE CORPORATION,
                                        a Maryland corporation


                                        By: /s/ John London
                                            ------------------------------------
                                            Name: John London
                                            Title: Co-CEO


                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation,


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President


                                        MTH-TEXAS LP, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President

Guaranty Federal Bank, F.S.B.
As of July 31, 1999
Page 5


ACCEPTED AND AGREED TO:

LENDER:

GUARANTY FEDERAL BANK, F.S.B.,
a federal savings bank


By: /s/ Sam A. Meade
    ------------------------------------
    Name: Sam A. Meade
    Title: Senior Vice President

                                    EXHIBIT A

                                TO LOAN AGREEMENT


1. Introductory Paragraph. RESIDENCE AND INVENTORY LOT LIMITATIONS. At any given time, Residences and Inventory Lots financed under the Loan shall be limited to the following numbers, unless modified by Lender in writing:

     Total Residences:             Seven Hundred Seventy-five (775).
     Specs:                        One Hundred Twelve (112).
     Models:                       Sixty-three (63).
     Inventory Lots:               Six Hundred Twenty-Five (625).

     Borrower may increase the number of Specs allowed above by the same number by which Borrower is short of Models allowed above. Borrower covenants and agrees not to allow, and is prohibited from allowing, any more than ten
     (10) Specs, three (3) Models or one hundred fifty (150) Inventory Lots to exist in any Approved Subdivision (as hereinafter defined).

     The outstanding aggregate amount of the Loan Allocations for all Specs and Models at any time shall never exceed $16,800,000.00.

     The outstanding aggregate amount of the Loan Allocations for all Inventory Lots at any time shall never exceed $10,000,000.00.

     The term "SPECS" means a Residence which is not a Model and is not Under Contract. The term "MODEL" means a Residence specifically utilized for the purposes of marketing other residential products. The term "UNDER CONTRACT" shall mean Residences under written contract to sell to bona fide third parties unrelated to Borrower, having no contingency or any other conditions not reasonably susceptible to being satisfied, providing for earnest money deposits of at least $2,000.00, and for which Lender has received preliminary loan approval from a bona fide residential permanent lender.

     The term "INVENTORY RESIDENCE" means any Residence which is not a Model.

2. Introductory Paragraph. APPROVED SUBDIVISIONS. The following subdivisions and any additional subdivisions approved in writing by Lender (the "APPROVED SUBDIVISIONS") are approved by Lender for the Residences and Inventory Lots:

     Subdivision                        County
     -----------                        ------
     Stone Canyon (Fern Bluff)          Williamson
     Oakmont Forest                     Williamson
     Settlers Ridge/Creekside           Travis
     Round Rock Ranch                   Williamson
     The Meadows (Thunderbird Est.)     Collin
     Brighton Estates - Arlington       Tarrant
     Bristol Park (Fountain Creek)      Collin
     Chase-Oaks                         Collin
     Cottonwood Bend                    Collin
     Country Club Park                  Dallas
     Creekwood Estates                  Denton
     Crestwood                          Collin
     Cross Creek West                   Collin
     Eden Road Estates                  Tarrant
     El Dorado Heights                  Collin
     Heritage Park - Allen              Collin
     Highland Parkway                   Collin
     Hillcrest Estates                  Collin


EXHIBIT A, - Page 1

     Hunters Glen                       Collin
     Independence Hill                  Collin
     Meadow Glen PH IIB                 Denton
     Oakwood Glen                       Collin
     Orchard Valley Estates             Denton
     Parkdale - Plano                   Collin
     Shadow Lakes                       Collin
     Shadow Lakes North                 Collin
     Lakes of Valley Ranch              Dallas
     Vista Ridge Estates                Denton
     Windhaven Farms (Carelle Custom)   Collin
     Ravenglass Estates                 Collin
     Frankford Meadows                  Dallas
     Hunter Trail                       Tarrant
     Fossil Beach                       Tarrant

3. Introductory Paragraph. APPROVED PRICE RANGE. The Residences shall be in the $70,000.00 to $350,000.00 price range.

4. Paragraph 1(c). GUARANTOR. Guarantor of the Loan shall be: Meritage Corporation, a, Maryland corporation (formerly known as "Monterey Homes Corporation"); MTH-Texas G.P., Inc., an Arizona corporation; and MTH-Texas L.P., Inc., an Arizona corporation.

5.   Paragraph 2(h). LOAN FINANCE CHARGE. None.

6. Paragraph 2(k) and 6(g). INSPECTION FEE. An inspection fee of $30.00 per Residence shall be paid to Lender on the day the Mortgage pertaining to such Residence is recorded in the Real Property Records.

7. Paragraph 4(c). LOAN RATIOS. The Loan Allocation shall not exceed the lesser of (1) one hundred percent (100%) of the direct costs of a Property, as determined by Lender or, (2) seventy percent (70%) of the lowest of the values as provided in Paragraph 4(c)(i),(ii) and (iii) of this Loan Agreement.

8. Paragraph 6(q). OTHER ENTITIES. The Mortgages shall additionally secure all other indebtedness now or hereafter owed by the following entities to
     Lender: None.

9. Paragraph 6(s). REQUIRED RELEASES. Borrower shall cause: (a) Inventory Residences to be released from a Mortgage nine (9) months from the day such Mortgage is recorded in the Real Property Records, (b) Models to be released from a Mortgage twenty-four (24) months from the day such Mortgage is recorded in the Real Property Records, and (c) Inventory Lots to be released from a Mortgage twelve (12) months from the day such Mortgage is recorded in the Real Property Records; provided, however, if no default then exists under any Loan Instruments, Lender may, at its option, extend the Required Release Date for periods of three (3) months (the "EXTENDED RELEASE DATE"); provided, such Extended Release Date shall in no event go beyond the Stated Maturity Date (as hereinafter defined) or the Extended Maturity Date (as hereinafter defined), if applicable.

10. Paragraph 7. REQUIRED PRINCIPAL REDUCTIONS. Prior to the date that Lender gives Borrower the notice described in Paragraph 4(f) above, the following shall apply: in the event a Property has been granted an Extended Release Date (as provided in Paragraph 9 of this Exhibit A) and a Mortgage remains covering such Property beyond the following periods from the date such Mortgage is recorded, then Borrower shall make a principal payment of the
     Note in an amount equal to ten percent (10%) of the Loan Allocation with respect to such Property (and the Loan Allocation for such Property shall be reduced by the same amount), as determined by Lender:

     Inventory Residences:         Fifteen (15) months.
     Models:                       Twenty-four (24) months.
     Inventory Lots:               Twelve (l2) months.


EXHIBIT A, - Page 2

     From and after the date that Lender gives Borrower the notice described in Paragraph 4(f) of the Loan Agreement, the following shall apply: in the event a Property has been granted an Extended Release Date, as provided in Paragraph 9 of this Exhibit A, Borrower shall make a principal payment on the Note of ten percent (10%) of that portion of the Loan advanced by Lender for such Property, within the following periods from the date a Mortgage covering such Property is recorded in the Real Property Records:

     Inventory Residences:         Fifteen (15) months.
     Models:                       Twenty-four (24) months.
     Inventory Lots:               Twelve (12) months.

11. Paragraph 9. MATURITY AND EXTENSION. The maturity date of the Note shall be the later of the maturity date as provided in the Note (July 31, 2000) (the "STATED MATURITY DATE"), or nine (9) months after the recording in the Real Property Records of the last Mortgage (the "EXTENDED MATURITY DATE") approved by Lender and recorded prior to the expiration of the Stated Maturity Date. After the Stated Maturity Date, no additional Mortgage shall be recorded.

12. Paragraph 10. ADDITIONAL DEFAULTS. In addition to the events of default stipulated in the Loan Instruments, it shall be a default under this Loan Agreement if Borrower fails to comply with any of the following: None.

13. Paragraph 11. ADDITIONAL LOAN COVENANTS. Borrower shall fully perform and satisfy the following "ADDITIONAL LOAN COVENANTS":

     (a) The aggregate net worth of Borrower (determined in accordance with generally accepted accounting principles, consistently applied) shall not fall below $15,000,000.00.

     (b) The ratio of total liabilities to equity (as determined by Lender) shall not exceed 4.0 to 1.0.

     (c)  John Landon shall at all times retain management control of Borrower.

     (d) In no event shall Monterey Homes Corporation, a Maryland corporation, be in default under any secured indebtedness.

     If Borrower or Guarantor (if applicable to Guarantor) breaches any of the Additional Loan Covenants then, at Lender's election, no additional
     Mortgages shall be recorded in the Real Property Records; provided, however, that a breach of any Additional Loan Covenants shall not be considered a default under the Loan Instruments.

14. Paragraph 16(d). RELEASE PRICE. The partial release price shall be a cash amount equal to the Loan Allocation for the Property multiplied by the Stage (expressed as a percentage) of the Property, all as determined by Lender; provided, however, if Lender shall have given Borrower the notice described in Paragraph 4(f) of the Loan Agreement, then the partial release price shall be an amount in cash equal to one hundred and one hundred percent (100%) of the outstanding balance of the Loan advanced by Lender for the Property.

15. Paragraph 16(e). EXTENSION FEE. If Lender extends the Required Release Date, as provided in Paragraph 9 of this Exhibit A, Borrower shall pay to Lender an extension fee of one percent (1%) of that portion of the Loan advanced by Lender for each such Property times a fraction, the numerator of which is the number of days the Required Release Date is extended and the denominator of which is 365.


EXHIBIT A, - Page 3

                          FOURTH MODIFICATION AGREEMENT

     This FOURTH MODIFICATION AGREEMENT (this "AGREEMENT") is made and entered into as of July 31, 1999, by and between LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership ("BORROWER"), and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank organized and existing under the laws of the United States ("LENDER").

                                   WITNESSETH:

     WHEREAS, pursuant to a certain Master Loan Agreement (the "LOAN AGREEMENT") dated as of January 31, 1993, between Lender and Borrower, Lender made a loan (the "LOAN") to Borrower, evidenced by a certain Revolving Promissory Note (the "NOTE") dated as of January 31, 1993, payable to Lender in the stated principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) (as increased), with interest and principal payable as set forth therein; and

     WHEREAS, to secure the Note and Loan, Master Form Deed(s) of Trust (With Security Agreement and Assignment of Rents and Leases) (hereinafter collectively referred to as the "MASTER DEEDS OF TRUST," whether one or more), which Master Deeds of Trust have been recorded in certain counties in the State of Texas as more particularly described on Exhibit A attached hereto; and which Master Deeds of Trust are incorporated by reference pursuant to the terms and provisions of certain Deeds of Trust Incorporating by Reference a Master Form Deed of Trust (With Security Agreement and Assignment of Rents and Leases) (hereafter collectively referred to as the "SUPPLEMENTAL DEEDS OF TRUST," whether one or more) recorded in such counties and encumbering certain real and other property (the "PROPERTY") described in such Supplemental Deeds of Trust (such Master Deeds of Trust and Supplemental Deeds of Trust hereafter collectively referred to as the "DEEDS OF TRUST," whether one or more); and

     WHEREAS, the Deeds of Trust were modified pursuant to a Modification Agreement (the "FIRST MODIFICATION") dated ____________, 1997, and recorded in various counties in Texas, which First Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Second Modification Agreement (the "SECOND MODIFICATION") dated as of May 19, 1998, and recorded in various counties in Texas, which Second Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Third Modification Agreement (the "THIRD MODIFICATION") dated as of March ______, 1999, and recorded in various counties in Texas, which Third Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Note and the Loan are guaranteed pursuant to that certain Guaranty Agreement dated as of June 30, 1997 (the "GUARANTY"), executed by MTH-Texas GP, Inc., an Arizona corporation, MTH-Texas LP, Inc., an Arizona corporation, and Meritage Corporation, a Maryland corporation (formerly known as "MONTEREY HOMES CORPORATION") ("GUARANTOR," whether one or more); and

     WHEREAS, the Loan Agreement, the Note, the First Modification, the Second Modification, the Third Modification Agreement, the Deeds of Trust and all other documents evidencing and/or securing the Loan are hereinafter collectively called the "LOAN INSTRUMENTS"; and


FOURTH MODIFICATION AGREEMENT - Page 1

     WHEREAS, Lender, the owner and holder of the Note and the Deeds of Trust and all rights and titles evidenced thereby, and Borrower, the record owner of the Property and being liable for the payment of the Note and Loan, desire to modify the Loan Instruments as herein provided.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The stated maturity date of the Note is hereby extended to and including July 31, 2000, when the entire unpaid principal balance of the Note, together with all accrued and unpaid interest shall be due and payable; provided, however, such date may be extended as set forth in the Loan Agreement.

     2. The Loan is hereby increased from $70,000,000.00 to $80,000,000.00. All references in the Loan Instruments to the amount of $70,000,000.00 are hereby increased to $80,000,000.00.

     3. Borrower shall execute and deliver to Lender a letter agreement (in form and substance satisfactory to Lender in its sole discretion) (the "LETTER AGREEMENT") dated as of the date hereof amending certain other terms and provisions of the Loan Instruments. (Hereafter, this Agreement and the Letter Agreement shall be included in the defined term "LOAN INSTRUMENTS.")

     4. Borrower acknowledges and agrees, that as an accommodation to Borrower, Exhibit A hereto (which exhibit describes the recording information of the Master Deeds of Trust) shall be attached to this Agreement (and to any and all other documents which may require the attachment of a description of the recording information of the Master Deeds of Trust) after Borrower's execution of same. Accordingly, Borrower hereby authorizes and directs Lender to attach such Exhibit A to this Agreement.

     5. Notwithstanding anything to the contrary contained in the Deeds of Trust or other Loan Instruments, with respect to any amendment to the Master Deeds of Trust, the following terms and provisions shall apply:

     With respect to any amendment or modification of the Master Deeds of Trust now or hereafter executed by Borrower (or any future owner of the Property if different from Borrower) and duly recorded in the appropriate official public records, Borrower acknowledges and agrees that such amendment or modification of the Master Deeds of Trust shall constitute an amendment or modification to the terms and provisions of any such Supplemental Deeds of Trust (and shall be incorporated into any such Supplemental Deeds of Trust and made a part thereof for all purposes, as though such amendment or modification of the Master Deeds of Trust specifically referred to such Supplemental Deeds of Trust) without the necessity of any specific reference in such amendment or modification to any such Supplemental Deeds of Trust; and no such amendment or modification of the Master Deeds of Trust shall impair the obligations of Borrower under any such Supplemental Deeds of Trust or any other of the Loan Instruments.

     6. Borrower hereby expressly promises to pay to the order of Lender, the principal amount of the Note (as modified and increased) and all accrued and unpaid interest now or hereafter to become due and payable under the Note, and Borrower hereby expressly promises to perform all of the obligations of Borrower under the Loan Instruments (as modified and increased).

     7. The liens of the Deeds of Trust are hereby acknowledged by Borrower to be good, valid and subsisting liens, and such liens are hereby renewed and extended so as to secure the payment of the Note and Loan (as modified and increased).

     8. Borrower hereby represents and warrants to Lender that (a) Borrower is the sole legal and beneficial owner of the Property; (b) Borrower has the full power and authority to make the agreements contained in this Agreement without joinder or consent of any other party; (c) the


FOURTH MODIFICATION AGREEMENT - Page 2
execution, delivery and performance of this Agreement will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any deed of trust, loan agreement, indenture or other agreement to which Borrower or Guarantor is a party or by which Borrower or any of its property is bound; and (d) there exists no default under the Loan Instruments (as modified). BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST ANY LOSS, CLAIM, DAMAGE, LIABILITY OR EXPENSE (INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES) INCURRED AS A RESULT OF ANY REPRESENTATION OR WARRANTY MADE BY BORROWER HEREIN PROVING TO BE UNTRUE IN ANY MATERIAL RESPECT.

     9. The terms and conditions hereof may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

     10. All Loan Instruments are hereby amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as expressly modified hereby, the terms and conditions of the Loan Instruments are and shall remain in full force and effect.

     11. Borrower agrees to pay to Lender, contemporaneously with the execution and delivery hereof, all costs and expenses incurred in connection with this transaction, title insurance endorsement premiums, reasonable fees of Lender's counsel and recording fees.

     12. Borrower hereby agrees to execute and deliver to Lender such further documents and instruments evidencing or pertaining to the Loan, as modified and increased hereby, as may be reasonably requested by Lender from time to time so as to evidence the terms and conditions hereof.

             [The balance of this page is intentionally left blank.]


FOURTH MODIFICATION AGREEMENT -Page 3

     EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the date first above written.

                                        BORROWER:

                                        LEGACY/MONTEREY HOMES L.P.,
                                        an Arizona limited partnership

                                        BY: MTH-TEXAS GP, INC., an
                                            Arizona corporation,
                                            General Partner


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President

                                        LENDER:

                                        GUARANTY FEDERAL BANK, F.S.B.,
                                        a federal savings bank

                                        By: /s/ Sam A. Meade
                                            ------------------------------------
                                            Name: Sam A. Meade
                                            Title: Senior Vice President

STATE OF TEXAS      ss.
                    ss.
COUNTY OF COLLIN    ss.

     This instrument was ACKNOWLEDGED before me on July 26, 1999, by Rick Morgan, Vice President of MTH-TEXAS GP, INC., an Arizona corporation, as General Partner of LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership, on behalf of said limited partnership.

[SEAL]                                  /s/ Ana Patterson
                                        ------------------------------------
                                        Notary Public

My Commission Expires:

                                        ------------------------------------
                                        Printed Name of Notary Public


FOURTH MODIFICATION AGREEMENT - Page 4

STATE OF TEXAS      ss.
                    ss.
COUNTY OF DALLAS    ss.

     This instrument w s acknowledged before me on the 29th day of July, 1999, by Sam A. Meade, Senior Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said federal savings bank.


                                        /s/ Leslie Ruth Reynolds
                                        ------------------------------------
                                        Notary Public in and for the
[SEAL]                                  Above country and state

My Commission Expires:

     02/04/2001                         Leslie Ruth Reynolds
----------------------                  ------------------------------------
                                        Printed Name of Notary


FOURTH MODIFICATION AGREEMENT -Page 5

                              CONSENT OF GUARANTOR

     Each of the undersigned, as a guarantor ("Guarantor," whether one or more) of the loan (the "Loan"), evidenced by the Note and secured by the Deeds of Trust described in the foregoing Fourth Modification Agreement (the "Agreement") to which this Consent is attached, hereby acknowledge and consent (jointly and severally) to the terms of the Agreement and agree (jointly and severally) that the execution and delivery of the Agreement will in no way change or modify Guarantor's respective obligations under their respective Guaranty (as defined in the Agreement); and each Guarantor acknowledges and agrees (jointly and severally) that the Indebtedness (as defined in the respective instruments comprising the Guaranty) includes the Loan (as increased and set forth in the Agreement), together with any and all other Indebtedness now or at any time hereafter owing by Guarantor to Lender; and each Guarantor (jointly and severally) hereby unconditionally and absolutely guarantees to Lender the payment when due of such Indebtedness, and hereby acknowledge and agree that their respective Guaranty is in full force and effect, and that there are no claims, counterclaims, offsets or defenses to their respective Guaranty; and each Guarantor acknowledges and consents (jointly and severally) to the terms of any and all prior modifications to the terms of the Loan (including, without limitation, any and all extensions of the term thereof and increases in the principal thereof prior to the date hereof, if any).

     EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as, of the 31st day of July, 1999.

                                        GUARANTOR:

                                        MERITAGE CORPORATION,
                                        a Maryland co oration

                                        By: /s/ John R. Landon
                                            ------------------------------------
                                            Name: John R. Landon
                                            Title: Co-CEO


                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation

                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President


                                        MTH-TEXAS LP, INC.,
                                        an Arizona corporation

                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President


FOURTH MODIFICATION AGREEMENT -Page 6

STATE OF TEXAS      ss.
                    ss.
COUNTY OF COLLIN    ss.

     This instrument was ACKNOWLEDGED before me on July 27, 1999, by John R Landon, Co-CEO of MERITAGE CORPORATION, a Maryland corporation, on behalf of said corporation.

[SEAL]                                  /s/ Ana Patterson
                                        ------------------------------------
                                        Notary Public

My Commission Expires:


----------------------                  ------------------------------------
                                        Printed Name of Notary Public

STATE OF TEXAS      ss.
                    ss.
COUNTY OF COLLIN    ss.

     This instrument was ACKNOWLEDGED before me on July 26, 1999, by Rick Morgan, Vice President of MTH-TEXAS GP, 1NC., an Arizona corporation, on behalf of said corporation.


[SEAL]                                  /s/ Ana Patterson
                                        ------------------------------------
                                        Notary Public

My Commission Expires:


----------------------                  ------------------------------------
                                        Printed Name of Notary Public

STATE OF TEXAS      ss.
                    ss.
COUNTY OF COLLIN    ss.

     This instrument was ACKNOWLEDGED before me on July 26, 1999, by Rick Morgan, Vice President of MTH-TEXAS LP, IN , an Arizona corporation, on behalf of said corporation.

[SEAL]

                                        /s/ Ana Patterson
                                        ------------------------------------
                                        Notary Public

My Commission Expires:


----------------------                  ------------------------------------
                                        Printed Name of Notary Public


FOURTH MODIFICATION AGREEMENT - Page 7

                                    EXHIBIT A

                       Description of the Deed(s) of Trust

LEGACY/MONTEREY, L.P.

COLLIN COUNTY  Recorded September 4, 1996, Clerk File 96-0075977

DALLAS         Recorded September 5, 1996, Volume 96175 Page 00192

DENTON         Recorded September 5, 1996, Clerk File 96-80061921

HARRIS         Recorded August 6, 1997, Clerk File No. S579911

ROCKWALL       Recorded August 19, 1997, Clerk File No. 176219

TARRANT        Recorded September 5, 1996, Clerk File D196175179

TRAVIS         Recorded September 6, 1996,Volume 12766, Page 1157

WILLIAMSON     Recorded September 9, 1996, Clerk File 9648096

Fort Bend sent to Legacy for sig. Today (1-26-99)


EXHIBIT A, Description of the Deeds of Trust - Page 1

                           CERTIFICATE OF RESOLUTIONS
                                       OF
                              MERITAGE CORPORATION

     I, Rick Morgan, Assistant Secretary of MERITAGE CORPORATION, a Maryland corporation (the "Company"), do hereby certify as follows:

     (i) that I am the duly elected and qualified Assistant Secretary of the Company and the custodian of the Company's records;

     (ii) that a meeting of the Board of Directors of the Company was duly called and held on July 27, 1999, and at such meeting a quorum of the Directors was present and acting throughout;

     (iii) that set forth below is a true and correct restatement of certain resolutions adopted by the Directors of the Company at such meeting held on July 27, 1999;

     RESOLVED, that the President or any Vice President of the Company be and is hereby authorized and directed to do any and all things deemed necessary or advisable and in the best interest of the Company, at his sole discretion, in connection with the obtainment by LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership (the "Partnership") of a loan in the amount of $80,000,000.00 (the "Loan"), to be obtained from GUARANTY FEDERAL BANK, F.S.B. ("Lender") for the purpose of the Partnership acquiring, developing and/or constructing various residential subdivisions (herein collectively and singularly called the "Project"), to be located in certain counties in Texas; to execute and deliver appropriate loan instruments in the name of and on behalf of the Company, and all documents, certificates and agreements in this connection required by Lender including, without limitation, guaranties which guarantee the Loan, the Loan being reasonably expected to benefit, directly or indirectly, the Company;

     FURTHER RESOLVED, that the seal of the Company and the attestation of the signature of the President or any Vice President by the Secretary or an Assistant Secretary of the Company will not be necessary, but if the seal or such attestation is required by any party in connection with the transaction contemplated by these resolutions, the Secretary or an Assistant Secretary of the Company is hereby authorized to attest, for and on behalf of the Company, the signature of the President or any Vice President upon any instrument, document or other writing executed on behalf of the Company by the President or any Vice President thereof and to affix the seal of the Company thereto;

     FURTHER RESOLVED, that the officers of the Company are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents, and (b) take, or cause to be taken, any and all such action in the name and on behalf of the Company or otherwise, as in any such officer's judgment is necessary, desirable


CERTIFICATE OF RESOLUTIONS, Page 1
or appropriate in order to consummate the transactions contemplated by or otherwise to effect the purposes of the foregoing resolutions;

     FURTHER RESOLVED, that all actions heretofore taken by the incorporators or the directors or the officers of the Company, and all things done by their authority, with respect to the organization of the Company and in connection with the acquisition of lands for and the financing and construction of the Project as aforesaid, be and the same are hereby ratified, approved and adopted as the acts of the Company;

     FURTHER RESOLVED, that said officers are authorized and empowered to perform all acts and execute and. deliver all instruments, documents and agreements required by Lender to carry out the purposes of this resolution.

     (i) that none of the resolutions set forth above have been amended, modified, revoked or rescinded; and each such resolution is in full force and effect on the date hereof; and

     (ii) that the following are the duly elected, qualified and serving officers of the Company, that their addresses are as stated in connection with each, and that the signature set out opposite the name of each officer is the genuine signature of such person, to wit:

NAME AND ADDRESS              SIGNATURE
----------------              ---------

President:

/s/ John R. Landon
------------------------------------


Vice President:

/s/ Rick Morgan
------------------------------------


Secretary:

------------------------------------


CERTIFICATE OF RESOLUTIONS, Page 2

Assistant Secretary:

/s/ Rick Morgan
------------------------------------


     (iii) that (a) all franchise and other taxes required to maintain the Company's corporate existence have been paid when due and that no such taxes are delinquent; (b) no proceedings are pending for the forfeiture of the Company's Certificate of Incorporation or the Company's dissolution, voluntary or involuntary; (c) the Company is duly qualified to do business in the State of Texas and any other states in which it is doing business, and is in good standing in such states; (d) there is no provision of the Articles of Incorporation or Bylaws of the Company limiting the power of the Board of Directors to pass the Resolutions set out above, and that such Resolutions are in conformity with the provisions of said Articles of Incorporation and Bylaws.

             (The balance of this page is intentionally left blank.)


CERTIFICATE OF RESOLUTIONS, Page 3

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company this 27th day of July 1999.


                                        /s/ Rick Morgan
                                        ------------------------------------
                                        Rick Morgan, Assistant Secretary

(Corporate Seal)


STATE OF TEXAS      ss.
                    ss.
COUNTY OF COLLIN    ss.

     SWORN TO AND SUBSCRIBED BEFORE ME, this 26 day of July, 1999, to certify which witness my hand and seal of office.

                                        /s/ Ana Patterson
                                        ------------------------------------
                                        Notary Public in and for
                                        __________ County, ___________

My Commission Expires:


----------------------                  ------------------------------------
                                        (Printed Name of Notary)


CERTIFICATE OF RESOLUTIONS, Page 4

                           CERTIFICATE OF RESOLUTIONS
                                       OF
                               MTH-TEXAS LP, INC.

     I, Rick Morgan, Assistant Secretary of MTH-TEXAS LP, INC., an Arizona corporation (the "Company"), do hereby certify as follows:

     (i) that I am the duly elected and qualified Assistant Secretary of the Company and the custodian of the Company's records;

     (ii) that a meeting of the Board of Directors of the Company was duly called and held on July 27, 1999, and at such meeting a quorum of the Directors was present d acting throughout;

     (iii) that set forth below is a true and correct restatement of certain resolutions adopted by he Directors of the Company at such meeting held on July 27, 1999;

     RESOLVED, that the President or any Vice President of the Company be and is hereby authorized and directed to do any and all things deemed necessary or advisable and in the best interest of the Company, at his sole discretion, in connection with the obtainment by LEGACY/MONTEREY HOMES, L.P., an Arizona limited partnership (the "Partnership") of a loan in the amount of $80,000,000.00 (the "Loan"), to be obtained from GUARANTY FEDERAL BANK, F.S.B. ("Lender") for the purpose of the Partnership acquiring, developing and/or constructing various residential subdivisions (herein collectively and singularly called the "Proiect"), to be located in certain counties in Texas; to execute and deliver appropriate loan instruments in the name of and on behalf of the Company, and all documents, certificates and agreements in this connection required by Lender including, without limitation, guaranties which guarantee the Loan, the Loan being reasonably expected to benefit, directly or indirectly, the Company;

     FURTHER RESOLVED, that the seal of the Company and the attestation of the signature of the President or any Vice President by the Secretary or an Assistant Secretary of the Company will not be necessary, but if the seal or such attestation is required by any party in connection with the transaction contemplated by these resolutions, the Secretary or an Assistant Secretary of the Company is hereby authorized to attest, for and on behalf of the Company, the signature of the President or any Vice President upon any instrument, document or other writing executed on behalf of the Company by the President or any Vice President thereof and to affix the seal of the Company thereto;

     FURTHER RESOLVED, that the officers of the Company are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents, and (b) take, or cause to be taken, any and all such action in the name


CERTIFICATE OF RESOLUTIONS, Page 1
and on behalf of the Company or otherwise, as in any such officer's judgment is necessary, desirable or appropriate in order to consummate the transactions contemplated by or otherwise to effect the purposes of the foregoing resolutions;

     FURTHER RESOLVED, that all actions heretofore taken by the incorporators or the directors or the officers of the Company, and all things done by their authority, with respect to the organization of the Company and in connection with the acquisition of lands for and the financing and construction of the Project as aforesaid, be and the same are hereby ratified, approved and adopted as the acts of the Company;

     FURTHER RESOLVED, that said officers are authorized and empowered to perform all acts and execute and deliver all instruments, documents and agreements required by Lender to carry out the purposes of this resolution.

     (i) that none of the resolutions set forth above have been amended, modified, revoked or rescinded; and each such resolution is in full force and effect on the date hereof; and

     (ii) that the following are the duly elected, qualified and serving officers of the Company, that their addresses are as stated in connection with each, and that the signature set out opposite the name of each officer is the genuine signature of such person, to wit:

NAME AND ADDRESS              SIGNATURE
----------------              ---------

President

/s/ John R. Landon
------------------------------------


Vice President:

/s/ RICK MORGAN
------------------------------------


Secretary:

------------------------------------


CERTIFICATE OF RESOLUTIONS, Page 2

Assistant Secretary:

/s/ Rick Morgan
------------------------------------


     (iii) that (a) all franchise and other taxes required to maintain the Company's corporate existence have been paid when due and that no such taxes are delinquent; (b) no proceedings are pending for the forfeiture of the Company's Certificate of Incorporation or the Company's dissolution, voluntary or involuntary; (c) the Company is duly qualified to do business in the State of Texas and any other states in which it is doing business, and is in good standing in such states; (d) there is no provision of the Articles of Incorporation or Bylaws of the Company limiting the power of the Board of Directors to pass the Resolutions set out above, and that such Resolutions are in conformity with the provisions of said Articles of Incorporation and Bylaws.

             (The balance of this page is intentionally left blank.)


CERTIFICATE OF RESOLUTIONS, Page 3

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company this 27th day of July 1999.

                                        /s/ Rick Morgan
                                        ------------------------------------
                                        Rick Morgan, Assistant Secretary

(Corporate Seal)

STATE OF TEXAS      ss.
                    ss.
COUNTY OF COLLIN    ss.

     SWORN TO AND SUBSCRIBED BEFORE ME, this 26th day of July, 1999, to certify which witness my hand and seal of office.

                                        /s/ Ana Patterson
                                        ------------------------------------
                                        Notary Public in and for
                                        Collin County, Texas

My Commission Expires:

8-28-99
----------------------                  ------------------------------------
                                        (Printed Name of Notary)


CERTIFICATE OF RESOLUTIONS, Page 4

                           CERTIFICATE OF RESOLUTIONS
                                       OF
                               MTH-TEXAS GP, INC.

     I, Rick Morgan, Assistant Secretary of MTH-TEXAS GP, INC., an Arizona corporation (the "Company"), do hereby certify as follows:

     (i) that I am the duly elected and qualified Assistant Secretary of the Company and the custodian of the Company's records;

     (ii) that a meeting of the Board of Directors of the Company was duly called and held on July 27, 1999, and at such meeting a quorum of the Directors was present and acting throughout;

     (iii) that set forth below is a true and correct restatement of certain resolutions adopted by the Directors of the Company at such meeting held on July 27, 1999;

     RESOLVED, that the President or any Vice President of the Company be and is hereby authorized and directed to do any and all things deemed necessary or advisable and in the best interest of the Company, at his sole discretion, in connection with (a) the formation of LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership (the "Partnership"); (b) the acquisition by the Company of a general partnership interest in the Partnership; and (c) the obtainment by the Partnership of a loan in the amount of $80,000,000.00 (the "Loan"), to be obtained from GUARANTY FEDERAL BANK, F.S.B. ("Lender") for the purpose of the Partnership acquiring, developing and/or constructing various single family lots and\or residential subdivisions (herein collectively and singularly called the "Project"), to be located in certain counties in Texas; to execute and deliver appropriate loan instruments in the name of end on behalf of the Company, and all documents, certificates and agreements in this connection required by Lender including, without limitation, guaranties which guarantee the Loan, the Loan being reasonably expected to benefit, directly or indirectly, the Company;

     FURTHER RESOLVED, that the seal of the Company and the attestation of the signature of the President or any Vice President by the Secretary or an Assistant Secretary of the Company will not be necessary, but if the seal or such attestation is required by any party in connection with the transaction contemplated by these resolutions, the Secretary or an Assistant Secretary of the Company is hereby authorized to attest, for and on behalf of the Company, the signature of the President or any Vice President upon any instrument, document or other writing executed on behalf of the Company by the President or any Vice President thereof and to affix the seal of the Company thereto;

     FURTHER RESOLVED, that the officers of the Company are hereby severally authorized to (a) sign, execute, certify to, verify, acknowledge, deliver, accept, file and record any and all instruments and documents, and (b) take, or cause to be taken, any and all such action in the name and on behalf of the


CERTIFICATE OF RESOLUTIONS, Page 1

Company or otherwise, as in any such officer's judgment is necessary, desirable or appropriate in order to consummate the transactions contemplated by or otherwise to effect the purposes of the foregoing resolutions;

     FURTHER RESOLVED, that all actions heretofore taken by the incorporators or the directors or the officers of the Company, and all things done by their authority, with respect to the organization of the Company and in connection with the acquisition of lands for and the financing and construction of the Project as aforesaid, be and the same are hereby ratified, approved and adopted as the acts of the Company;

     FURTHER RESOLVED, that said officers are authorized and empowered to perform all acts and execute and deliver all instruments, documents and agreements required by Lender to carry out the purposes of this resolution.

     (i) that none of the resolutions set forth above have been amended, modified, revoked or rescinded; and each such resolution is in full force and effect on the date hereof; and

     (ii) that the following are the duly elected, qualified and serving officers of the Company, that their addresses are as stated in connection with each, and that the signature set out opposite the name of each officer is the genuine signature of such person, to wit:

NAME AND ADDRESS              SIGNATURE
----------------              ---------

President

/s/ John R. Landon
------------------------------------


Vice President:

/s/ Rick Morgan
------------------------------------


Secretary:

------------------------------------


CERTIFICATE OF RESOLUTIONS, Page 2

Assistant Secretary:

/s/ Rick Morgan
------------------------------------


     (iii) that (a) all franchise and other taxes required to maintain the Company's corporate existence have been paid when due and that no such taxes are delinquent; (b) no proceedings are pending for the forfeiture of the Company's Certificate of Incorporation or the Company's dissolution, voluntary or involuntary; (c) the Company is duly qualified to do business in the State of Texas and any other states in which it is doing business, and is in good standing in such states; (d) there is no provision of the Articles of Incorporation or Bylaws of the Company limiting the power of the Board of Directors to pass the Resolutions set out above, and that such Resolutions are in conformity with the provisions of said Articles of Incorporation and Bylaws.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company this 27th day of July, 1999.

                                        /s/ Rick Morgan
                                        ------------------------------------
                                        Rick Morgan, Assistant Secretary

(Corporate Seal)


STATE OF TEXAS      ss.
                    ss.
COUNTY OF COLLINS   ss.

     SWORN TO AND SUBSCRIBED BEFORE ME, this 26 day of July, 1999, to certify which witness my hand and seal of office.

                                        /s/ Ana Patterson
                                        ------------------------------------
                                        Notary Public in and for
                                        _________ County, __________


My Commission Expires:


----------------------                  ------------------------------------
                                        (Printed Name of Notary)


CERTIFICATE OF RESOLUTIONS, Page 3

                               CONSENT OF PARTNERS

     The undersigned, being all the general and limited partners of MONTEREY/LEGACY HOMES L.P., an Arizona limited partnership (the "Partnership"), to induce GUARANTY FEDERAL BANK, F.S.B., a federal savings bank ("Lender"), to make a loan or loans to the Partner ship in the original principal amount of $80,000,000.00 (the "Loan"), do hereby, jointly and severally, certify to and agree with Lender as follows:

          (i) That the undersigned constitute all of the general and limited partners of the Partnership;

          (ii) That the undersigned are the custodians of the Partnership records and have full and complete knowledge of the matters set forth herein;

          (iii) That the Partnership is evidenced and constituted by that certain Limited Partnership Agreement, dated as of June - 1997, a photocopy of which is attached hereto as Exhibit A, and that such document (the "Partnership Agreement") is the only document constituting the Partnership Agreement;

          (iv) That the President, Vice President or CFO of MTH-TEXAS GP, INC., an Arizona cdrporation is authorized and directed to do any and all things deemed necessary or advisable and in the best interest of the Partnership, in his sole discretion, in connection with the Loan, to execute and deliver in the name of the Partnership instruments of mortgage and deed of trust and all instruments, documents, certificates and agreements required by Lender in connection with the Loan; and to do and perform all acts and things that may be deemed necessary or proper, in the sole discretion of the President, Vice President or CFO of MTH-TEXAS GP, INC., an Arizona corporation, regarding the negotiation and consummation of the Loan;

          (v) That the provisions of the Partnership Agreement have not been amended, modified or rescinded; the Partnership has been neither terminated nor dissolved; both the Partnership and the Partnership Agreement are in full force and effect and in existence on the date hereof; there exist no restrictions or limitations on the authority of any one or more of the undersigned partners of the Partnership to consummate the financing contemplated by this Consent; and that such financing will be in conformity with the terms, provisions and requirements of the Partnership Agreement; and

          (vi) Further, to induce Lender to extend the financing contemplated by this Consent, the undersigned agree that in the event any dispute whatsoever arises among any or all of the undersigned, the undersigned
     jointly  and  severally   will   indemnify   Lender  and  any   corporation
     controlling, controlled by or under common control with Lender and any officer, director or employee of Lender of any such corporation, and will hold Lender and such corporation and any such officer, director or employee harmless from and against all expenses, including (but not limited to) legal fees, damages and other liabilities of any type whatsoever

     (including, but not limited to, any liabilities arising out of demands by any of the undersigned for undisbursed loan funds) suffered or incurred as a result of or in connection with any such dispute. The foregoing indemnity agreement shall be governed by and construed according to the laws of the State of Texas unless any such indemnity obligation shall be invalid or unenforceable under such laws, in which event the laws of that state whose laws can apply to and validate the obligation hereunder shall apply.

          (vii) This Consent may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one (1) Consent; but, in making proof of this Consent, it shall not be necessary to produce or account for more than one (1) such counterpart.

     IN WITNESS WHEREOF, the undersigned general and limited partners of the Partnership executed this Consent as of the 27th day of July, 1999.

                                        GENERAL PARTNER:

                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President


                                        LIMITED PARTNER:

                                        MTH-TEXAS LP, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President

                                    EXHIBIT A

         (A copy of the Partnership Agreement follows this cover page.)

                        LIMITED PARTNERSHIP AGREEMENT OF
                           LEGACY/MONTEREY HOMES L.P.


     This Agreement is effective as of June 13, 1997, is entered into by and among MTH-TEXAS GP, Inc., an Arizona corporation, as the General Partner, and MTH-TEXAS LP, Inc., an Arizona corporation as the Limited Partner.

     In consideration of the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 As used in this Agreement, the following terms shall have the meanings set forth below:

          "ACQUISITION AGREEMENT" means as defined in Section 2.3.

          "ACT" means Chapter 3 of Title 29 of the Arizona Revised Statutes, as amended.

          "ADJUSTED CAPITAL ACCOUNT BALANCE" means as defined in Section A.1 of Appendix A.

          "AGREEMENT"   means  this   Agreement   of  Limited   Partnership   of
          Legacy/Monterey   Homes  L.P.,  as  amended  from  time  to  time,  if
          applicable.

          "AVAILABLE CASH FLOW" means, for any period, the Partnership's gross cash receipts derived from any source whatsoever (excluding the receipts associated with a sale or other disposition of all or substantially all of the Partnership's assets) less the portion thereof used to pay or establish reasonable reserves for all Partnership expenses, debt, payments, asset acquisitions, capital improvements, expansions, repairs, replacements, contingencies, and any other proper cash expenditure of the Partnership, whether contingent or absolute, as determined from time to tune by the General Partner.

          "CAPIAL ACCOUNT" means as defined in Section A. I of Appendix A.

          "CAPITAL  CONTRIBUTIONS" means the contributions  required pursuant to
          Section 3.1.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

          "FISCAL YEAR" means the Partnership's fiscal year, which shall be a calendar year except as otherwise required by law.

          "GENERAL PARTNER" means MTH-TEXAS GP, Inc., an Arizona corporation, or any other Person that becomes a General Partner in accordance with the terms of this Agreement, until such time as such Person ceases to be a General Partner pursuant to the terms of this Agreement.

          "LIMITED PARTNER" means MTH-TEXAS LP, Inc., an Arizona corporation.

          "LOSSES" means as defined in Section A.1 of Appendix A.

          "PARTNER"  means  any  Person  who is a  General  Partner  or  Limited
          Partner.

          "PARTNERSHIP" means Legacy/Monterey Homes L.P.

          "PERCENTAGE INTERESTS" means the percentage interests of the Partners from time to time and shall be determined with respect to a particular Partner at any particular time by dividing the number of Units owned by such Partner by the aggregate number of outstanding Units.

          "PERSON"  means  any  individual,  trust,  partnership,   corporation,
          association, or other legal entity.

          "REGULATIONS" means the regulations issued by the Treasury Department under the Code.

          "TRANSFER" means when used as a noun, any voluntary or involuntary sale, assignment, gift, transfer, or other disposition and when used as a verb, voluntarily or involuntarily to sell, assign, gift, transfer, or otherwise dispose of.

          "UNIT" means an interest in the capital, Profits, and Losses of the Partnership originally issued to the Partners in exchange for Capital Contributions.

          "WITHDRAWAL EVENT" means, with respect to the General Partner, the occurrence of any of those events and circumstances listed in Section 29-323 of the Act, including, without limitation, the General Partner's withdrawal from the Partnership, dissolution, or bankruptcy.

                                    ARTICLE 2
                          FORMATION, PURPOSES AND TERM

     2.1 FORMATION. The parties hereto hereby form the Partnership as a limited partnership pursuant to the Act and in accordance with the provisions of this Agreement.

     2.2 NAME AND OFFICE. The name of the Partnership shall be Legacy/Monterey Homes L.P. The principal office of the Partnership (and the office required to be maintained for keeping Partnership records under Arizona law) shall be located at 6613 North Scottsdale Road, Suite 200, Scottsdale, Arizona, 85250, or such other place in the State of Arizona as the General Partner may from time to time determine with written notice to the other Partners.

     2.3. PURPOSES. The purposes of the Partnership shall be (a) to acquire certain home building and related assets currently owned by Legacy Homes, Ltd., a Texas limited partnership, pursuant to the terms of that certain Agreement of Purchase and Sale of Assets dated May 29, 1997, by and among Monterey Homes Corporation, a Maryland corporation, Legacy Homes, Ltd., Legacy Enterprises, Inc., a Texas corporation, and John Landon and Eleanor Landon (the "Acquisition Agreement"), (b) to own a home building business in the State of Texas, (c) to engage in such other businesses (related to the home building business specified in clause (b) or otherwise) and purposes in such place or places, if any, as the General Partner shall determine, and (d) to engage in any and all activities necessary, convenient, or incidental, in the sole discretion of the General Partner, to accomplish any of the foregoing purposes.

     2.4 TERM. The term of the Partnership shall begin upon the filing of a certificate of limited partnership for the Partnership in accordance with the Act, and shall continue, unless earlier dissolved in accordance with Article IX until December 31, 2099.

     2.5 AGENT FOR SERVICE OF PROCESS. The initial statutory agent for the Partnership and the address of such agent shall be CT Corporation System, 3225
N. Central Ave., Phoenix, Arizona 85012. The General Partner may change the Partnership's statutory agent from time to time in accordance with Arizona law.

                                    ARTICLE 3
                              CAPITAL CONTRIBUTIONS

     3.1 CAPITAL CONTRIBUTIONS OF THE PARTNERS. Not later than June 30, 1997, the Limited Partner shall contribute to the capital of the Partnership all of the assets acquired by the Limited Partner pursuant to the terms of the Acquisition Agreement and the General Partner shall contribute to the capital of the Partnership cash and/or in kind assets the aggregate value of which shall equal 1.01 % of the aggregate value of the assets contributed by the Limited Partner pursuant to the preceding provisions of this sentence. In exchange therefor, the General Partner shall be issued 10 Units and the Limited Partner shall be issued 990 Units. Except as set forth in this Section 3.1, the Partners shall be under no obligation to make contributions to the capital of the Partnership.

     3.2 RETURN OF CAPITAL. Except as otherwise provided in this Agreement, no Partner shall be entitled to the return of the Partner's Capital Contributions to the Partnership. Further, it is expressly provided that the General Partner shall have no personal liability for the repayment of the Capital Contributions made by any Partner, it being agreed that any return of capital or Profits made pursuant to this Agreement shall be made solely from the assets of the Partnership.

                                    ARTICLE 4
                                   MANAGEMENT

     4.1 GENERAL PARTNER. The General Partner shall have the sole and exclusive right to manage the business of the Partnership and to accomplish the purposes of the Partnership set forth in Section 2.3 with all powers necessary, incidental, or convenient to the exercise of such management rights, including all of the rights and powers that may be possessed by general partners under the Act. The General Partner shall be authorized to delegate all or a portion of its management authority to any Person.

     4.2 RELIANCE UPON ACTIONS BY GENERAL PARTNER. Any Person dealing with the Partnership may rely upon any action taken by the General Partner on behalf of the Partnership and, accordingly, any and all contracts or instruments executed by the General Partner on behalf of the Partnership shall be binding upon the Partnership. All of the Partners agree that a copy of this Agreement may be shown to the appropriate parties in order to confirm the same. Without limiting the generality of the foregoing, any person dealing with the Partnership may rely upon a certificate or written statement signed by the General Partner as to:

          (a) The identity of the General Partner or any Limited Partner;

          (b) The existence or nonexistence of any fact or facts that constitute a condition precedent to acts by the General Partner or that are in any other manner germane to the affairs of the Partnership;

          (c) The Persons who are authorized to execute and deliver any instrument or documents of the Partnership; or

          (d) Any act or failure to act by the Partnership on any other matter whatsoever involving the Partnership, to the extent applicable.

     4.3 DEVOTION OF TIME TO PARTNERSHIP ACTIVITIES. The General Partner shall devote so much of its time to activities on behalf of the Partnership as the General Partner determines to be necessary for the business and affairs of the Partnership.

     4.4 REIMBURSEMENT OF EXPENSES OF GENERAL PARTNER. The Partnership shall pay or reimburse the General Partner (or any Person providing services on behalf of the General Partner) for all expenses reasonably incurred in connection with the business and purposes of the Partnership.

                                    ARTICLE 5
                          PRE-LIQUIDATION DISTRIBUTIONS

     5.1 INTERIM DISTRIBUTIONS OF AVAILABLE CASH FLOW. The General Partner shall have the sole discretion to determine the time, amount, and manner of distributions of Available Cash Flow to the Partners prior to the liquidation of the Partnership; provided, however, that any distributions of Available Cash Flow to the Partners shall be made pro rata to all Partners of record on the date of distribution in accordance with the Partners' Percentage Interests.

     5.2 DISTRIBUTIONS OF CASH FLOW DURING LIQUIDATION. Following the dissolution of the Partnership and the commencement of the winding up of its business and affairs, the Available Cash Flow and remaining assets of the Partnership shall be distributed in accordance with Section 9.2 hereof.

     5.3 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any distribution by the Partnership to the Partners or any allocation of income shall be treated as amounts distributed to the Partners pursuant to this Article V for all purposes under this Agreement.

                                    ARTICLE 6
                        ALLOCATION OF PROFITS AND LOSSES

     6.1 PROFIT ALLOCATIONS. After making any special allocations required under Appendix A, Profits for each Fiscal Year (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated among the Partners (and credited to their respective Capital Accounts) in the following order and priority:

          (a) First, to the General Partner until the cumulative Profits allocated pursuant to this Section 6.1(a) are equal to the cumulative Losses, if any, previously allocated to the General Partner pursuant to Section 6.2(c) for all prior periods;

          (b) Second, to the Partners until the cumulative Profits allocated pursuant to this Section 6.1 (b) are equal to the cumulative Losses, if any, previously allocated to the Partners pursuant to Section 6.2(b) for all prior periods in proportion to the Partners' respective shares of the Losses being offset; and

          (c) Third, to the Partners in accordance with their Percentage Interests.

     6.2 LOSS ALLOCATIONS. After making any special allocations required under Appendix A, Losses for each Fiscal Year (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated among the Partners (and charged to their respective Capital Accounts) in the following order and priority:

          (a) First, to the extent that Profits have previously been allocated to the Partners for prior, periods pursuant to Section 6.1 (c) hereof, Losses shall be allocated to the Partners to offset such Profits in proportion to the Partners' respective shares of the Profits being offset; provided, however, that in no event shall any allocation pursuant to this Section 6.2(a) create or increase a Partner's deficit in such Partner's Capital Account.

          (b) Second, to the Partners in proportion to their respective Capital Account balances until the Adjusted Capital Account balance of each Partner has been reduced to zero; and

          (c) Third, the balance, if any, to the General Partner.

     6.3 TAX ALLOCATIONS.

          (a) Except as otherwise provided in Section A.2(a) of Appendix A, for income tax purposes, all items of income, gain, loss, deduction and credit of the Partnership for any tax period shall be allocated among the Partners in accordance with the allocations of Profit and Loss prescribed in this Article VI and in Appendix A.

          (b) The Partners are aware of the income tax consequences of the allocations trade by this Article VI and Appendix A and hereby agree to be bound by the provisions of this Article VI and Appendix A in reporting their distributive shares of Partnership taxable income and loss for income tax purposes.

     6.4 MODIFICATION IN ALLOCATIONS. The General Partner shall be authorized to modify the method of allocating Profits and Losses to the Partner upon receipt of advice from counsel that such change is required by applicable law.

                                    ARTICLE 7
                            RESTRICTIONS ON TRANSFERS
                            OF PARTNERSHIP INTERESTS

     7.1 GENERAL. No Partner shall be authorized to Transfer all or a portion of such Person's Units. Any purported Transfer of Units shall be null and void and of no force and effect whatsoever.

     7.2 LEGENDS. Each Partner agrees that the restrictions on Transfer set forth in Section 7.1 may be placed upon any counterpart of this Agreement or any other instrument or document evidencing ownership of Units.

                                    ARTICLE 8
                                BOOKS AND RECORDS
                                   TAX MATTERS

     8.1 BOOKS AND RECORDS. The General Partner, at the expense of the Partnership, shall maintain the records of the Partnership required to be maintained pursuant to A.R.S. 29-305. Any Partner or its designated representative shall have the right, at any reasonable time, to have access to and may inspect and copy the contents of such books o: records.

     8.2 TAX INFORMATION. The General Partner shall instruct the Partnership's accountants to prepare and deliver all necessary tax returns and information to each Partner within a reasonable period following the end of each Fiscal Year. The General Partner shall have sole authority relating to matters pertaining to the preparation of tax returns and the administration of the tax affairs relating to the Partnership and, in connection therewith, shall be authorized:

          (a) To make any and all elections for federal, state and local tax purposes, including, without limitation, any election, if permitted by applicable law, to adjust the basis of Partnership property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state or local law, in connection with the transfers or liquidations of Partnership interests;

          (b) To act as the "tax matters partner" of the Partnership (within the meaning of Section 6231 of the Code) and in any similar capacity with respect to the Partnership under state or local law;

          (c) To extend the statute of limitations for assessment of tax deficiencies against Partners with respect to adjustments to the Partnership's federal, state or local tax returns;

          (d) To represent the Partnership and the Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership and the Partners in their capacity as Partners, and to execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters.

                                    ARTICLE 9
                           DISSOLUTION AND WINDING UP

     9.1 DISSOLUTION. The Partnership shall dissolve upon the first to occur of any of the following events:

          (a) The unanimous written agreement of all of the Partners;

          (b) The expiration of the term set forth in Section 2.4;

          (c) The entry of a decree of dissolution under Section 8.02 of the Act;

          (d) The sale or other disposition of all or substantially all of the assets of the Partnership; or

          (e) The failure of the Limited Partner, within ninety (90) days after a Withdrawal Event with respect to the sole remaining General Partner, to unanimously elect a new General Partner and to continue the Partnership without dissolution pursuant to Section 10.3.

     9.2 WINDING UP. Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner, the Limited Partner or a Person designated by the Limited Partner) shall take full account of the Partnership's liabilities and assets, and the Partnership's assets shall be liquidated as promptly as is consistent with obtaining the fair value thereof. The proceeds of liquidation, to the extent sufficient therefor, shall be applied and distributed in the following order:

          (a) First, to the payment and discharge of all of the Partnership's debts and liabilities owed or owing to creditors other than the Partners, including the establishment of any necessary reserves;

          (b) Second, to the payment and discharge of all of the Partnership's debts and liabilities owed to the Partners;

          (c) Third, to the Partners in accordance with the positive balance of each Partner's Capital Account as determined after taking into account all Capital Account adjustments for the Partnership's taxable year during which the liquidation occurs. Any such distributions to the Partners in respect of their Capital Accounts shall be made within the time requirements of Section 1.704-1(b)(3)(ii)(b)(2) of the Regulations.

     9.3. COMPLIANCE WITH REGULATIONS.

          (a) Distributions required by Section 9.2 may be distributed to a trust established for the benefit of the Partners for the purposes of liquidating Partnership property, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the Partners from time to time, in the discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to this Agreement.

          (b) If any General Partner whose interest in the Partnership is liquidated within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g) has a negative balance in the General Partner's Capital
Account  after  such  liquidation,   such  General  Partner  shall  pay  to  the

Partnership an amount equal to such negative Capital Account balance no later than the end of the Partnership taxable year in which such liquidation occurs (or, if later, within ninety (90) days after the date of such liquidation); provided, however, that if such Person is and remains obligated after the liquidation to contribute additional funds to the Partnership in the manner described in Regulation Section 1.704-1(b)(2)(ii)(c), such Partner shall be required to pay to the Partnership, within the time period set forth above, only the amount, if any, by which the Partner's negative Capital Account balance exceeds the amount of funds the Partner is so obligated to contribute. If any Limited Partner has a negative balance in such Partner's Capital Account after such liquidation, such Limited Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

     9.4 CERTIFICATE OF CANCELLATION. When all of the remaining property and assets have been applied and distributed in accordance with Section 9.2, the General Partner (or, if there is no General Partner, the Limited Partners or a Person designated by the Limited Partners) shall cause to be executed and filed a certificate of cancellation in accordance with the Act.

     9.5 In Kind Distributions. A Partner shall have no right to demand and receive any distribution from the Partnership in any form other than cash. However, a Partner may be compelled to accept a distribution of an asset in kind if the Partnership is unable to dispose of all of its assets for cash.

                                   ARTICLE 10
                        EVENTS AFFECTING GENERAL PARTNER

     10.1 CESSATION. A Person shall cease to be a General Partner upon the occurrence of a Withdrawal Event affecting such Person. Except as otherwise provided herein, upon the occurrence of any Withdrawal Event affecting the General Partner, such Person or its transferee shall maintain the right to receive distributions and allocations with respect to Units held by the General Partner prior to the occurrence of the Withdrawal but shall not be authorized to exercise any additional management rights.

     10.2 RIGHT OF REMAINING GENERAL PARTNER. Following any Withdrawal Event affecting a General Partner under Section 10.1 hereof, a remaining General Partner (if any) may elect to continue the Partnership's business without dissolution in conformity with the provisions of this Agreement.

     10.3 ELECTION OF NEW GENERAL PARTNER. If no General Partner remains following a Withdrawal Event affecting a General Partner under Section 10.1 hereof or the Act, any Limited Partner may nominate one or more Persons for election as General Partner(s) to continue the Partnership business without dissolution. No Person so nominated shall become a General Partner unless elected by all of the Limited Partners within ninety (90) days after the Withdrawal Event affecting the sole General Partner.

                                   ARTICLE 11
                                  MISCELLANEOUS

     11.1 BINDING EFFECT. Except as otherwise provided in this Agreement and by applicable law, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Partners and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

     11.2 CREDITORS AND OTHER THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership or by other third parties.

     11.3 SECTION AND OTHER REFERENCES. Except as otherwise provided, any reference herein to the term "Section," "Article," or "Appendix" shall refer to the corresponding section, article, or appendix of this Agreement.

     11.4 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent or interest of this Agreement or any provision hereof.

     11.5 SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

     11.6 ADDITIONAL DOCUMENTS. Each Partner, upon the request of the General Partner, agrees to perform all further acts and to execute, acknowledge, and deliver any documents that may be reasonably necessary, appropriate, or desirable-to carry out the provisions of this Agreement.

     11.7  GOVERNING  LAW.  The  laws of the  State of Texas  shall  govern  the
validity  of  this  Agreement,   the   construction   of  its  terms,   and  the
interpretation of the rights and duties of the Partners.

     11.8 WAIVER OF ACTION FOR PARTITION. Each of the Partners irrevocably waives any right that it tray have to maintain any action for partition with respect to any of the Partnership's assets and properties.

     11.9 SOLE AND ABSOLUTE DISCRETION. Except as otherwise provided in this Agreement, all actions that the General Partner may take and all determinations that the General Partner may make pursuant to this Agreement may be taken and trade at the sole and absolute discretion of the General Partner.

     11.10 INVESTMENT REPRESENTATIONS. By execution of this Agreement below, each Limited Partner represents and covenants as follows:

          (a) The Partner has full legal right, power, and authority to enter into this Agreement and to perform the obligations under this Agreement, including the obligation to make the Capital Contributions set forth in Article III;

          (b) The Agreement constitutes the legal, valid, and binding obligation of the Partner enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditors' rights or general principles of equity;

          (c) The Agreement does not violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default or an event of default under any other agreement of which the Partner is a party; and

          (d) The acquisition of Units in the Partnership is made for the Partner's own account for investment purposes only and not with a view to the resale or distribution of such Units.

     11.11 NOTICES. All notices under this Agreement shall be in writing and shall be effective upon personal delivery, or, if sent by registered or certified mail, postage repaid, addressed to the party at the address set forth with respect to such party as reflected in the records of the Partnership n the deposit of such notice in the United States mail.

     11.12 COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all of the Partners had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

                                   APPENDIX A

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the day first above set forth.

                                        MTH-TEXAS GP, Inc.,
                                        an Arizona corporation


                                        By: /s/ William W. Cleverly
                                            ------------------------------------
                                            Name: William W. Cleverly
                                            Its: Chairman and Co-Chief Executive
                                                 Officer

                                        and

                                        By: /s/ Steven J. Hilton
                                            ------------------------------------
                                            Name: Steven J. Hilton
                                            Its: President and Co-Chief
                                                 Executive Officer


                                        MTH-TEXAS LP, Inc.,
                                        an Arizona corporation


                                        By: /s/ William W. Cleverly
                                            ------------------------------------
                                            Name: William W. Cleverly
                                            Its: Chairman and Co-Chief Executive
                                                 Officer

                                        and

                                        By: /s/ Steven J. Hilton
                                            ------------------------------------
                                            Name: Steven J. Hilton
                                            Its: President and Co-Chief
                                                 Executive Officer

                                   Appendix A

                      SPECIAL TAX AND ACCOUNTING PROVISIONS


     A.1  ACCOUNTING   DEFINITIONS.   The  following   terms,   which  are  used
predominantly in this Appendix A, shall have the meanings set forth below for all purposes under this Agreement:

          "ADJUSTED CAPITAL ACCOUNT BALANCE" means, with respect to any Partner, the balance of such Partner's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

          (a) Credit to such Capital Account any amounts which such Partner is obligated to restore pursuant to this Agreement or as determined pursuant to Regulations Section 1.704-1(b)(2)(ii)(Q), or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

          (b) Debit to such Capital  Account the items described in clauses (4),
(5) and (6) of Section 1.704-1(b)(2)(ii)(d) of the Regulations.

The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

          "BOOK VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

          (a) The initial Book Value for any asset (other than money) contributed by a Partner to the Partnership shall be the value as set forth in this Agreement or, if not set forth in this Agreement, as reasonably determined by the General Partner;

          (b) The Book Value of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner as of the following times: (i) the acquisition of additional Units in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (ii) the distribution by the Partnership to a Partner of more than a de minimis amount of cash or property as consideration for Units in the Partnership, if (m any such event) such adjustment is necessary or appropriate, in the reasonable judgment of the General Partner, to reflect the relative economic interests of the Partners in the Partnership; or (iii) the liquidation of the Partnership for federal income tax purposes pursuant to Regulations Section 1.704-1(b)(2)(ii)(g);

          (c) The Book Value of any Partnership asset distributed to any Partner shall be adjusted to equal its gross fair market value on the date of distribution, as reasonably determined by the General Partner;

          (d) The Book Values of the Partnership's assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation Section 1.704-1(b)(2)(iv)(m) and Section A.2(g) hereof;
provided, however, that Book Values shall not be adjusted pursuant to this subsection (d) to the extent that an adjustment pursuant to subsection (b) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d); and

          (e) If the Book Value of an asset has been determined or adjusted pursuant to subsection (a), (b) or (d) above, such Book Value shall thereafter be adjusted by the Depreciation taken into account from time to time with respect to such asset for purposes of computing Profits and Losses.

          "CAPITAL ACCOUNT" means, with respect to any Partner or other owner of Units in the Partnership, the Capital Account maintained for such Person in accordance with the following provisions:

          (a) To each such Person's Capital Account, there shall be credited the amount of cash contributed to the capital of the Partnership and the initial Book Value of any noncash assets contributed to the capital of the Partnership by such Person, such Person's distributive share of Profits and any items in the nature of income or gain that are specially allocated pursuant to Sections A.2 and A.3 hereof, and the amount of any Partnership liabilities assumed by such person (excluding assumed liabilities that have been taken into account in computing the Book Value of any Partnership property distributed to such Person);

          (b) To each such Person's Capital Account there shall be debited the amount of cash and the Book Value of any Partnership property distributed to such Person pursuant to any provision of this Agreement, such person's distributive share of Losses, and any items in the nature of expenses or losses that are specially allocated pursuant to Sections A.2 and A.3 hereof, and the amount of any liabilities of such Person assumed by the Partnership;

          (c) In the event any Units in the Partnership are transferred in accordance with the terms of this. Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest;

          (d) Section 752(c) of the Code shall be applied in determining the amount of any liabilities taken into account for purposes of this definition of "Capital Account"; and

          (e) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to COMPLY with Sections 1.704-1(b) and 1.704-2 of the Regulations and shall be interpreted and applied in a manner consistent with such Regulations. The General Partner may modify the manner of computing the Capital Accounts or any debits or credits thereto (including debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Partnership or any Partner) in order to comply with such Regulations, provided that any such modification is not likely to have a material effect on the amounts distributable to any Partner upon the dissolution of the Partnership. Without limiting the generality of the preceding sentence, the General Partner shall make any adjustments that are necessary or appropriate to maintain equality between the aggregate sum of the Capital Accounts and the amount of capital reflected on the balance sheet of the Partnership, as determined for book purposes in accordance with Section 1.704-1(b)(2)(iv)(g) of the Regulations. The General Partner shall also make any appropriate modifications if unanticipated events (for example, the availability of investment tax credits) might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

          "PARTNERSHIP   MINIMUM   GAIN"  has  the  same  meaning  as  the  term
"partnership   minimum  gain"  under  Regulations   Section  1.704-2(d)  of  the
Regulations.

          "DEPRECIATION" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if such depreciation, amortization or other cost recovery deductions with respect to any such asset for federal income tax purposes is zero for any Fiscal Year, Depreciation shall be determined with reference to the asset's BOOK Value at the beginning of such year using any reasonable method selected by the General Partner.

          "PARTNER NONRECOURSE DEBT" has the same meaning as the term "partner nonrecourse debt" under Section 1.704-2(b)(4) of the Regulations.

          "PARTNER NONRECOURSE DEBT MINIMUM GAIN" has the same meaning as the term "partner nonrecourse debt minimum gain" under Section 1.704-2(i)(2) of the Regulations and shall be determined in accordance with Section 1.704-2(i)(3) of the Regulations.

          "PARTNER NONRECOURSE DEDUCTIONS" has the same meaning as the term "partner nonrecourse deductions" under Regulations Section 1.704-2(i)(1). The amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for each Fiscal Year of the Partnership equals the excess (if any) of the net increase (if any) in the amount of Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt during such Fiscal Year over the aggregate amount of any distributions during such Fiscal Year to the Partner that bears the economic risk of loss for such Partner Nonrecourse Debt to the extent that such distributions are from the proceeds of such Partner Nonrecourse Debt which are allocable to an increase in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with
Section 1.704-2(i)(2) of the Regulations.

          "NONRECOURSE DEBT" or "NONRECOURSE LIABILITY" has the same meaning as the term "nonrecourse liability" under Section 1.704-2(b)(3) of the Regulations.

          "NONRECOURSE DEDUCTIONS" has the meaning set forth in Section 1.704-2(b)(1) of the Regulations. The amount of Nonrecourse Deductions for a Partnership Fiscal Year equals the excess (if any) of the net increase (if any) in the amount of Partnership Minimum Gain during that Fiscal Year over the aggregate amount of any distributions during that Fiscal Year of proceeds of a Nonrecourse Debt that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Regulations.

          "PROFITS" or "LOSSES" means, for each Fiscal Year or other period, the taxable income or taxable loss of the Partnership as determined under Code
Section 703(x) (including in such taxable income or taxable loss all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code) with the following adjustments:

          (a) All items of gain or loss resulting from any disposition of the Partnership's property shall be determined upon the basis of the Book Value of such property rather than the adjusted tax basis thereof;

          (b) Any income of the Partnership that is exempt from federal income tax shall be added to such taxable income or loss;

          (c) Any  expenditures  of the  Partnership  that are described in Code
Section 705(a)(2)(B), or treated as such pursuant to Regulations Section 1.704-1(b)(2)(iv)(j), and that are not otherwise taken into account in the computation of taxable income or loss of the Partnership, shall be deducted in the determination of Profits or Losses;

          (d) If the Book Value of any Partnership asset is adjusted pursuant to subsection (b) or (c) of the definition of "Book Value"- set forth in this Appendix A, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses unless such gain or loss is specially allocated pursuant to Section A.2 hereof;

          (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in determining such taxable income or loss, there shall be deducted Depreciation, computed in accordance with the definition of such term in this Appendix A; and

          (f) Notwithstanding any of the foregoing provisions, any items that are specially allocated pursuant to Section A.2 or A.3 hereof shall not be taken into account in computing Profits or Losses.

     A.2 SPECIAL ALLOCATIONS. The allocation of Profits and Losses for each Fiscal Year shall be subject to the following special allocations in the order set forth below:

          (a) Section 704(c) In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any in-kind property contributed to the capital of the Partnership, shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Book Value. In the event the Book Value of any Partnership asset is adjusted pursuant to subsection (b) of the definition of "Book Value" in Section A.1 of Appendix A to this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) and the Regulations thereunder. Any elections or other decisions relating to such allocations shall be made by the General Partner. in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any person's Capital Account or share of Profits, Losses or other items or distributions pursuant to any provision of this Agreement.

          (b) Partner Minimum Gain Chargeback. If there is a net decrease in Partnership Minimum Gain for any Fiscal Year, each Partner shall be specially allocated items of income and gain for such year (and, if necessary, for subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain during such year, determined in accordance with Regulations Section 1.704-2(g)(2). Allocations pursuant to the preceding sentence shall be made among the Partners in proportion to the respective amounts required to be allocated to each of them pursuant to such Regulation. The items to be so allocated shall be determined in accordance with Regulations
Section 1.704-2(f)(6). Any special allocation of items of Partnership income and gain pursuant to this Section A.2(a) shall be made before any other allocation of items under this Appendix A. This Section A.2(a) is intended to comply with the "minimum gain chargeback" requirement in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

          (c) Partner Nonrecourse Debt. Minimum Gain Chargeback. If there is a net decrease during a Fiscal Year in the Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt, then each Partner with a share of the Partner Nonrecourse Debt Minimum Gain attributable to such debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) an amount equal to such Partner's share of the net decrease in the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4).

Allocations pursuant to the preceding sentence shall be made among the Partners in proportion to the respective amounts to be allocated to each of them pursuant to such Regulation. Any special allocation of items of income and gain pursuant to this Section A.2(b) for a Fiscal Year shall be made before any other allocation of Partnership items under this Appendix A, except only for special allocations required under Section A.2(a) hereof. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section A.2(b) is intended to comply with the provisions of Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

          (d) QUALIFIED INCOME OFFSET. If any Partner other than the General Partner receives any adjustments, allocations, or distributions described in clauses (4), (5) or (6) of Regulations Section 1.704-1(b)(2)(ii)(d), items of income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate as quickly as possible, to the extent required by such Regulation, any deficit in such Partner's Adjusted Capital Account Balance, such balance to be determined after all other allocations provided for under this Appendix A have been tentatively made as if this Section A.2(d) were not in this Agreement.

          (e) GROSS INCOME ALLOCATION. In the event any Partner other' than a General Partner has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount (if any) such Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations, each such Partner shall be specially allocated items of income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section A.2(e) shall be made only if and to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Appendix A have been made as if Section A.2(d) hereof and this Section A.2(e) were not in this Agreement.

          (t) NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated to the Partners in proportion to their Percentage Units.

          (g) PARTNER NONRECOURSE DEDUCTIONS. Partner Nonrecourse Deductions for any Fiscal Year or other period shall be specially allocated, in accordance with Regulations Section 1.704-2(i)(1), to the Partner or Partners who bear the economic risk of loss for the Partner Nonrecourse Debt to which such deductions are attributable.

          (h) CODE SECTION 754 ADJUSTMENTS. To the extent an adjustment to the adjusted tax basis of any.Partnership asset under Code Section 734(b) or 743(b) is required to be taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

     A.3 CURATIVE ALLOCATIONS. The allocations set forth in subsections (b) through (h) of Section A.2 hereof ("Regulatory Allocations") are intended to comply with certain requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding any other provisions of this Appendix A (other than the Regulatory Allocations and the next two following sentences), the Regulatory Allocations shall be taken into account in allocating other Profits, Losses and items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other Profits, Losses and other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred. For purposes of applying the preceding sentence, Regulatory Allocations of Nonrecourse Deductions and Partner Nonrecourse Deductions shall be offset by subsequent allocations of items of income and gain pursuant to this Section A.3 only if (and to the extent) that: (a) the General Partner reasonably determines that such Regulatory Allocations are not likely to be offset by subsequent allocations under Section A.2(a) or Section A.2(b) hereof, and (b) there has been a net decrease in Partnership Minimum Gain (in the case of allocations to offset prior Nonrecourse Deductions) or a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt (in the case of allocations to offset prior Partner Nonrecourse Deductions). The General Partner shall apply the provisions of this Section A.3, and shall divide the allocations hereunder among the Partners, in such manner as will minimize the economic distortions upon the distributions to the Partners that might otherwise result from the Regulatory Allocations.

     A.4 GENERAL ALLOCATION RULES.

          (a) Generally, all Profits and Losses allocated to the Partners shall be allocated among them in proportion to their Percentage Interests, except as otherwise specifically provided under the terms of this Agreement In the event Partners are admitted to the Partnership on different dates during any Fiscal Year, additional Units are issued during a Fiscal Year, or Units are re-allocated during a Fiscal Year, the Profits (or Losses) allocated to the Partners for each such Fiscal Year shall be allocated among the Partners in proportion to the Percentage Interests that each Partner holds from time to time during such Fiscal Year in accordance with Code Section 706, using any convention permitted by law and selected by the General Partner.

          (b) For purposes of determining the Profits, Losses or any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the General Partner using any method permissible under Code Section 706 and the Regulations thereunder.

          (c) For purposes of determining the Partners' proportionate shares of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), their respective interests in Partner profits shall be in the same proportions as their Percentage Interests.